Filed pursuant to Rule 497(e) under the Securities Act of 1933

Files Nos. 333-16617, 333-16611, 333-16615

NUVEEN MUTUAL FUNDS

SUPPLEMENT TO PROSPECTUSES

Dated March 1, 2007

Prospectus Dated September 28, 2006

Nuveen Multistate Trust I

Nuveen Florida Municipal Bond Fund

Prospectuses Dated September 28, 2006

Nuveen Multistate Trust III

Nuveen Georgia Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

Prospectus Dated September 28, 2006 Nuveen Multistate Trust IV Nuveen Kentucky Municipal Bond Fund Nuveen Michigan Municipal Bond Fund Nuveen Ohio Municipal Bond Fund

As part of a general realignment of portfolio management responsibilities, Daniel Close, CFA has assumed management responsibility for the specified Nuveen mutual funds listed below. This will not change the funds’ investment objectives, policies or day-to-day portfolio management practices.

Fund	Portfolio Manager	Investment Experience

Nuveen Florida Municipal Bond Fund

Nuveen Georgia Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

	Daniel J. Close, CFA	Assistant Vice President, Nuveen Asset Management. Mr. Close joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team, where he was responsible for the oversight and development of Nuveen’s mutual fund product line. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University, and is currently pursuing an MBA at Northwestern University’s Kellogg School of Management.

PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS

FOR FUTURE REFERENCE

MGN-PORT-0307D